UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 12, 2007
INVERNESS MEDICAL INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-16789 (Commission File Number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On March 12, 2007, we entered into the stock purchase agreement described under Item 2.01 below.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On March 12, 2007, we acquired 75% of the issued and outstanding capital stock of Instant Technologies, Inc. (“Instant”), a privately owned Virginia corporation located in Norfolk, Virginia, for an aggregate purchase price of $43,725,000, consisting of approximately $30.6 million cash plus 313,888 shares of our common stock. Instant primarily distributes rapid drugs of abuse diagnostic products that are used in the workplace, criminal justice and other testing markets, and is the largest single distributor for Inverness’ drugs of abuse testing products. The terms of the acquisition, including the purchase price, were negotiated at arm’s length between our company and Instant. We consummated the acquisition pursuant to a stock purchase agreement, dated March 12, 2007, by and among our company, James T. Ramsey (“Ramsey”), Gerald T. Ramsey, Tara Ramsey, and Edward Bennett (collectively, the “Sellers”) and Instant. Ramsey retained 25% of the capital stock of Instant and we entered into a stockholders’ agreement with Ramsey and Instant.
Item 3.02 Unregistered Sales of Equity Securities.
     On March 12, 2007, we issued a total of 313,888 shares of our common stock to the Sellers in partial consideration for our acquisition from them of 75% of the capital stock of Instant. The number of shares was based on the average closing price of our common stock for the 10 trading days prior to the date of issuance. We are relying on an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended, based, in part, on representations and warranties of the Sellers. We agreed to use commercially reasonable efforts to register with the Securities and Exchange Commission, within six months of issuance, the shares of our common stock issued to the Sellers.

Item 9.01 Financial Statements and Exhibits.
     a) Financial Statements Of Business Acquired
     The financial statements of Instant required to be filed as part of this report will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
     b) Pro Forma Financial Information
     The pro forma financial information required to be filed as part of this report will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.
     c) Exhibits

Exhibit No.	Description
*2.1	Stock Purchase Agreement, dated March 12, 2007, by and among Inverness Medical Innovations, Inc., James T. Ramsey, Gerald T. Ramsey, Tara Ramsey, Edward Bennett, and Instant Technologies, Inc.

*Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Dated: March 16, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance

Exhibit Index

Exhibit No.	Description
*2.1	Stock Purchase Agreement, dated March 12, 2007, by and among Inverness Medical Innovations, Inc., James T. Ramsey, Gerald T. Ramsey, Tara Ramsey, Edward Bennett, and Instant Technologies, Inc.

*Filed herewith